Exhibit 99.2
December 20, 2021

NOTICE OF REDEMPTION OF ALL OUTSTANDING
PUBLIC WARRANTS (CUSIP 23284C110) AND PRIVATE PLACEMENT WARRANTS

Dear Warrant Holder,

Cyxtera Technologies, Inc. (the “Company”) hereby gives notice that it is redeeming, at 5:00 p.m. New York City time on January 19, 2022 (as such date may be extended from time to time, the “Redemption Date”), all of the Company’s outstanding warrants (the “Public Warrants”) to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), that were issued under the Warrant Agreement, dated September 9, 2020 (the “Warrant Agreement”), by and between the Company (formerly known as Starboard Value Acquisition Corp.) and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), as part of the units sold in the initial public offering (the “IPO”) of the Company for a redemption price of $0.10 per Public Warrant (the “Redemption Price”). In addition, the Company will redeem all of its outstanding warrants to purchase Common Stock that were issued (1) under the Warrant Agreement in a private placement simultaneously with the IPO (the “Sponsor Private Placement Warrants”) and (2) to the forward purchasers under the Amended and Restated Forward Purchase Agreement, dated September 9, 2020, by and between the Company and certain clients of Starboard Value LP party thereto as “forward purchasers” in a private placement completed on July 29, 2021 (the “Forward Purchase Private Placement Warrants” and, together with the Sponsor Private Placement Warrants, the “Private Placement Warrants”; the Private Placement Warrants and the Public Warrants are referred to collectively as the “Warrants”) on the same terms as the outstanding Public Warrants.

Under the terms of the Warrant Agreement, the Company is entitled to redeem all of the outstanding Public Warrants ninety (90) days after the date such Public Warrants are first exercisable and prior to their expiration at a redemption price of $0.10 per Public Warrant if (i) the last sales price (the “Reference Value”) of the Common Stock reported has been at least $10.00 per share on the trading day prior to the date on which notice of the redemption is given, (ii) the Private Placement Warrants are concurrently called for redemption at the same price as the outstanding Public Warrants and (iii) (A) there is an effective registration statement covering the issuance of the Common Stock issuable upon exercise of the Warrants, and a current prospectus relating thereto, available throughout the redemption period, (B) an exemption from registration is available or (C) the Company has elected to require the exercise of the Warrants on a “cashless basis” pursuant to subsection 3.3.1 of the Warrant Agreement. At the direction of the Company, the Warrant Agent has delivered a notice of redemption to each of the registered holders of the outstanding Warrants.

The Warrants may be exercised by the holders thereof until 5:00 p.m. New York City time on the Redemption Date to purchase fully paid and non-assessable shares of Common Stock underlying such Warrants. Payment upon exercise of the Warrants may be made, at the option of the holders thereof, either (i) in cash, at an exercise price of $11.50 per share of Common Stock (the “Cash Exercise Price”) or (ii) on a “cashless basis,” in which case the exercising holder will receive 0.265 shares of Common Stock per Warrant. The number of shares of Common Stock issued pursuant to a cashless exercise was determined in accordance with the terms of the make-whole exercise table included in the Warrant Agreement used to determine the fair market value (the “Fair Market Value”) of the Common Stock at the time notice of the redemption is given. In no event will the number of shares of Common Stock issued in connection with an exercise on a cashless basis exceed 0.365 shares of Common Stock per Warrant. If any holder of Warrants would, after taking into account all of such holder’s Warrants exercised at one time, be entitled to receive a fractional interest in a share of Common Stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares.

The Public Warrants and the Common Stock are listed on the Nasdaq Global Select Market (the “Nasdaq”) under the symbols “CYXTW” and “CYXT,” respectively. On December 17, 2021, the closing price of the Public Warrants was $3.04 and the closing price of the Common Stock was $11.77. At 5:00 p.m. New York City time on the Redemption Date, the Public Warrants will cease trading on the Nasdaq.

TERMS OF REDEMPTION; CESSATION OF RIGHTS

The rights of the Warrant holders to exercise their Warrants will terminate immediately prior to 5:00 p.m. New York City time on the Redemption Date. At 5:00 p.m. New York City time on the Redemption Date and thereafter, holders of unexercised Warrants will have no rights with respect to those Warrants, except to receive the Redemption Price or as otherwise described in this notice for holders who hold their Warrants in “street name.” We encourage you to consult with your broker, financial advisor and/or tax advisor to consider whether or not to exercise your Warrants.

The Company is exercising this right to redeem the Warrants pursuant to Section 6.2 of the Warrant Agreement. Pursuant to Section 6.2 of the Warrant Agreement, the Company has the right to redeem all of the outstanding Public Warrants if (i) the Reference Value has been at least $10.00 per share on the trading day prior to the date on which notice of the redemption is given, (ii) the Private Placement Warrants are concurrently called for redemption at the same price as the outstanding Public Warrants and (iii) (A) there is an effective registration statement covering the issuance of the Common Stock issuable upon exercise of the Warrants, and a current prospectus relating thereto, available throughout the redemption period, (B) an exemption from registration is available or (C) the Company has elected to require the exercise of the Warrants on a “cashless basis” pursuant to subsection 3.3.1 of the Warrant Agreement.

The last sales price of the Common Stock was at least $10.00 per share on December 17, 2021 (which is the trading day prior to the date on which this notice of redemption is given), the Private Placement Warrants are being concurrently called for redemption at the same price as the outstanding Public Warrants and, as of the date that this notice of redemption is given, there is an effective registration statement covering the issuance of the Common Stock issuable upon exercise of the Warrants.

EXERCISE PROCEDURE
Warrant holders have until 5:00 p.m. New York City time on the Redemption Date to exercise their Warrants to purchase Common Stock. Payment upon exercise of the Warrants may be made, at the option of the holders thereof, either (i) in cash, at the Cash Exercise Price or (ii) on a “cashless basis,” in which case the exercising holder will receive 0.265 shares of Common Stock per Warrant. In no event will the number of shares of Common Stock issued in connection with an exercise on a cashless basis exceed 0.365 shares of Common Stock per Warrant. If any holder of Warrants would, after taking into account all of such holder’s Warrants exercised at one time, be entitled to receive a fractional interest in a share of Common Stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares.

Payment of the Cash Exercise Price may be made by wire transfer of immediately available funds. Wire instructions will be provided to the Depository Trust Company and will otherwise be provided upon request.

Those who hold their Warrants in “street name” should immediately contact their broker to determine their broker’s procedure for exercising their Warrants.

Persons who are holders of record of their Warrants may exercise their Warrants by sending (1) the warrant certificate representing the Warrants being exercised (a “Warrant Certificate”), (2) a fully and properly completed “Election to Purchase” (a form of which is attached hereto as Annex A), duly executed and indicating, among of things, the number of Warrants being exercised and whether such Warrants are being exercised on a cash or cashless basis, and (3) if exercised for cash, payment in full of the Cash Exercise Price via wire transfer or other method of payment permitted by the Warrant Agreement to the Warrant Agent at:

Continental Stock Transfer & Trust Company
1 State Street, Floor 30
New York, NY 10004
Attn: Reorganization Department
Telephone: 917-262-2378

The method of delivery of the Warrants is at the option and risk of the holder, but if mail is used, registered mail properly insured is suggested.

The Warrant Certificate, the fully and properly completed Election to Purchase and, if the applicable Warrants are exercised for cash, payment in full of the Cash Exercise Price must be received by Continental Stock Transfer & Trust Company prior to 5:00 p.m. New York City time on the Redemption Date. Subject to the following paragraph, any failure to deliver the Warrant Certificate, a fully and properly completed Election to Purchase or, if the applicable Warrants are exercised for cash, the payment in full of the Cash Exercise Price before such time will result in such holder’s Warrants being redeemed and not exercised.

WARRANTS HELD IN STREET NAME
For holders of Warrants who hold their warrants in “street name,” broker-dealers shall have two business days from the Redemption Date, or 5:00 p.m. New York City time on January 21, 2022, to deliver the Warrants to the Warrant Agent provided that a Notice of Guaranteed Delivery and, in the case of a cash exercise, payment in full of the Cash Exercise Price, is received by the Warrant Agent prior to 5:00 p.m. New York City time on the Redemption Date. Any such Warrant received without the Election to Purchase or the Notice of Guaranteed Delivery having been duly executed and fully and properly completed or, in the case of a cash exercise, without the payment in full of the Cash Exercise Price will be deemed to have been delivered for redemption (at $0.10 per Warrant), and not for exercise.

PROSPECTUS
A prospectus covering the Common Stock issuable upon the exercise of the Warrants is included in a registration statement (Registration No. 333-258948) initially filed with the Securities and Exchange Commission (the “SEC”) on August 20, 2021 and declared effective by the SEC on September 7, 2021. The SEC maintains an Internet website that contains a copy of this prospectus. The address of that site is www.sec.gov. Alternatively, you can obtain a copy of the prospectus from our investor relations website at https://ir.cyxtera.com/overview/default.aspx.

REDEMPTION PROCEDURE
Payment of the Redemption Price will be made by the Company upon presentation and surrender of a Warrant for payment after 5:00 p.m. New York City time on the Redemption Date, unless the Company determines, in its sole discretion, to extend the Redemption Date and delivers an amended notice of redemption prior to January 19, 2022 with the new Redemption Date. Those who hold their shares in “street name” should contact their broker to determine their broker’s procedure for redeeming their Warrants.
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Any questions you may have about redemption and exercising your Warrants may be directed to the Warrant Agent at its address and telephone number set forth above.

Sincerely,

Cyxtera Technologies, Inc.

/s/ Carlos Sagasta
Carlos Sagasta
Chief Financial Officer

Annex A
CYXTERA TECHNOLOGIES, INC.
ELECTION TO PURCHASE
CHECK ONE BOX BELOW AND COMPLETE THE CORRESPONDING PARAGRAPH

    The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive _____________ shares of Class A common stock, par value $0.0001 per share (“Common Stock”), of Cyxtera Technologies, Inc. (the “Company”) and herewith tenders payment for such shares of Common Stock to the order of the Company in the amount of $____________ in accordance with the terms hereof. The undersigned requests that a certificate for such shares of Common Stock be registered in the name of __________________________, whose address is ________________________________________ and that such shares of Common Stock be delivered to __________________________ whose address is ________________________________________. If said number of shares of Common Stock is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Common Stock be registered in the name of __________________________, whose address is ________________________________________and that such Warrant Certificate be delivered to ________________________, whose address is ________________________________________.

    The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, through the cashless exercise provisions of the Warrant Agreement, to exercise its Warrant (as defined below) pursuant to a Make-Whole Exercise (as defined in the Warrant Agreement) to receive the number of shares of Common Stock, par value $0.0001 per share (“Common Stock”), of Cyxtera Technologies, Inc. (the “Company”), that this Warrant is exercisable for, as determined in accordance with subsection Section 6.2 of the Warrant Agreement.

The warrants to purchase shares of Common Stock (each, a “Warrant”) have been called for redemption by the Company pursuant to Section 6.2 of the Warrant Agreement, dated September 9, 2020, by and between the Company (formerly known as Starboard Value Acquisition Corp.) and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”). Pursuant to the terms of the Warrant Agreement, each whole Warrant is exercisable for one fully paid and non-assessable share of Common Stock. Any Warrants that remain unexercised at 5:00 p.m. New York City time on the redemption date will be void and no longer exercisable, and the holders of those Warrants will be entitled to receive only the redemption price of $0.10 per Warrant.

[Signature Page Follows]

Date: __________, 20___

_______________________________________
(Signature)

_______________________________________
_______________________________________
_______________________________________
(Address)

_______________________________________
(Tax Identification Number)

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED).